Note 21 - Subsequent Event	12 Months Ended
Jan. 31, 2019
Notes to Financial Statements
Subsequent Events [Text Block]
Note
21
– Subsequent Event

On
February 12, 2019,
Descartes acquired substantially all of the assets of the businesses run by the Management Systems Resources Inc. group of companies (collectively, “Visual Compliance”), a provider of software solutions and services to automate customs, trade and fiscal compliance processes including denied and restricted party screening processes and export licensing. The purchase price for the acquisition was approximately
$250
million at
February 12, 2019 (
approximate CAD
$330
million purchase price), net of cash acquired, which was funded from a combination of drawing on Descartes’ existing credit facility and issuing to the sellers
0.3
million Descartes common shares from treasury. As of the issue date of these consolidated financial statements, the fair value of the acquired assets and liabilities has not
been determined.